September 20, 2017

Dreyfus Premier Investment Funds, Inc.
-Dreyfus Global Infrastructure Fund

Supplement to Current Summary and Statutory Prospectuses

The following information supplements the information contained in the fund's Summary and Statutory Prospectuses:

CenterSquare Investment Management, Inc. ("CenterSquare") serves as the sub-adviser to Dreyfus Global Infrastructure Fund (the "Fund"), pursuant to a sub-investment advisory agreement (the "Current Sub-Advisory Agreement") between The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, and CenterSquare.  CenterSquare is currently an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of Dreyfus.

CSIM Investment Management LLC ("CSIM"), a newly-formed entity owned by Lovell Minnick Partners LLC and members of the existing management team of CenterSquare, has entered into a definitive agreement with BNY Mellon to acquire substantially all of the assets of the CenterSquare Investment Management business, including CenterSquare's sub-investment advisory relationship with the Fund (the "Transaction").  The Transaction is expected to close on or about December 31, 2017 (the "Effective Date").

As a result of the Transaction, there will be a "change in control" of CenterSquare, which will effect an assignment and automatic termination of the Current Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended, as of the Effective Date.  Consequently, the Board for the Fund will be asked to approve a new sub-investment advisory agreement (the "New Sub-Advisory Agreement") between Dreyfus and CSIM, with respect to the Fund.  Pursuant to the Fund's manager of managers order, shareholder approval of the New Sub-Advisory Agreement is not required.  With Board approval, the New Sub-Advisory Agreement will take effect on the Effective Date.

There will be no increase in the advisory fee payable by the Fund to Dreyfus as a consequence of the Transaction and the sub-advisory fee payable by Dreyfus to CSIM under the New Sub-Advisory Agreement will be the same as that payable by Dreyfus to CenterSquare under the Current Sub-Advisory Agreement.  The New Sub-Advisory Agreement is substantially similar in material respects to the Current Sub-Advisory Agreement and the Fund's investment strategy, management policies and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement.

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September 20, 2017

Dreyfus Premier Investment Funds, Inc.
-Dreyfus Global Real Estate Securities Fund

Supplement to Current Summary and Statutory Prospectuses

The following information supplements the information contained in the fund's Summary and Statutory Prospectuses:

CenterSquare Investment Management, Inc. ("CenterSquare") serves as the sub-adviser to Dreyfus Global Real Estate Securities Fund (the "Fund"), pursuant to a sub-investment advisory agreement (the "Current Sub-Advisory Agreement") between The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, and CenterSquare.  CenterSquare is currently an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of Dreyfus.

CSIM Investment Management LLC ("CSIM"), a newly-formed entity owned by Lovell Minnick Partners LLC and members of the existing management team of CenterSquare, has entered into a definitive agreement with BNY Mellon to acquire substantially all of the assets of the CenterSquare Investment Management business, including CenterSquare's sub-investment advisory relationship with the Fund (the "Transaction").  The Transaction is expected to close on or about December 31, 2017 (the "Effective Date").

As a result of the Transaction, there will be a "change in control" of CenterSquare, which will effect an assignment and automatic termination of the Current Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended, as of the Effective Date.  Consequently, the Board for the Fund will be asked to approve a new sub-investment advisory agreement (the "New Sub-Advisory Agreement") between Dreyfus and CSIM, with respect to the Fund, and call a Special Meeting of Shareholders to seek shareholder approval of the New Sub-Advisory Agreement.  In addition, the Board will be asked to approve an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") between Dreyfus and CSIM, with respect to the Fund, which would take effect in the event that the Transaction is effected before shareholder approval of the New Sub-Advisory Agreement is obtained, and the Fund would continue to solicit shareholder approval of the New Sub-Advisory Agreement while the Interim Sub-Advisory Agreement is in place.  The New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are intended to ensure that CSIM can provide uninterrupted service as sub-adviser to the Fund after the Effective Date.  If the Interim Sub-Advisory Agreement goes into effect, it would expire the earlier of 150 days after the Effective Date of the Transaction or upon shareholder approval of the New Sub-Advisory Agreement.

There will be no increase in the advisory fee payable by the Fund to Dreyfus as a consequence of the Transaction and the sub-advisory fee payable by Dreyfus to CSIM under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement will be the same as that payable by Dreyfus to CenterSquare under the Current Sub-Advisory Agreement.  The New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are substantially similar in material respects to the Current Sub-Advisory Agreement and the Fund's investment strategy, management policies and portfolio managers will not change in connection with the implementation of either agreement.

This document is not a solicitation of any proxy.  A proxy statement further describing the Transaction and the New Sub-Advisory Agreement and requesting that shareholders vote to approve the New Sub-Advisory Agreement will be mailed to shareholders of record.  Please read the proxy materials carefully when they are available because they contain important information about CSIM, the Transaction and the New Sub-Advisory Agreement.

6593STK0917